Exhibit 99.1

CONTANGO COMPLETES ACQUISITION OF WIND RIVER BASIN ASSETS

FORT WORTH, Texas, August 31, 2021 (GLOBE NEWSWIRE) — Contango Oil & Gas Company (NYSE American: MCF) (“Contango” or the “Company”) today announced the successful completion of its previously announced acquisition of low decline, conventional gas assets in the Wind River Basin of Wyoming from ConocoPhillips.

Highlights

•

Assets acquired are PDP-heavy assets with a net production run rate of approximately 78 Mmcfe/d (100% gas), as of the effective date of the acquisition, and an expected 5% annual decline rate over the next 5 years.

•	Significant potential for upside via Contango’s track record of optimizing cash flow and reserves on acquired assets.

•	Purchase price of $67 million, subject to customary purchase price adjustments and a June 1, 2021 effective date.

Wilkie S. Colyer, Jr., Contango’s Chief Executive Officer, commented, “We are excited to announce the closing of the acquisition of the Wind River Basin assets from ConocoPhillips. We feel fortunate to have been able to acquire these PDP-heavy assets at a discount to the proved producing reserve value and believe that we can further enhance the value of the assets through Contango’s track record of optimizing cash flow and reserves on acquired assets. We continue to be on the lookout for similar, additional acquisition opportunities in this target-rich environment.”

About Contango

Contango Oil & Gas Company is a Fort Worth, Texas based independent oil and natural gas company. The Company’s business is to maximize production and cash flow from its onshore properties primarily located in its Midcontinent, Permian, Rockies and other smaller onshore areas and its offshore properties in the shallow waters of the Gulf of Mexico and utilize that cash flow to explore, develop and acquire oil and natural gas properties across the United States. Additional information is available on the Company’s website at http://contango.com. Information on our website is not part of this release.

Additional Information and Where to Find It

This communication may be deemed to be offering or solicitation material in respect of the proposed merger between Contango and Independence Energy, LLC (“Independence” and such merger, the “Proposed Merger”). The Proposed Merger will be submitted to the stockholders of Contango for their consideration. In connection with the Proposed Merger, Contango and IE PubCo Inc., a Delaware corporation and a direct wholly owned subsidiary of Independence (“New PubCo”) have filed with the SEC a registration statement on Form S-4 (SEC File No. 333-258157) that includes a preliminary proxy statement of Contango that also constitutes a preliminary prospectus of New Pubco (the “Proxy Statement/Prospectus”) in connection with the Company Stockholder Approval (as defined in the transaction agreement for the Proposed Merger) . The registration statement has not been declared effective by the SEC. The definitive Proxy Statement/Prospectus will be mailed or otherwise disseminated to the Company’s stockholders after the registration statement has been declared effective by the SEC. Contango and New PubCo also have filed and plan to file other relevant documents with the SEC regarding the Proposed Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, may be obtained free of charge at the SEC’s website at www.sec.gov or free of charge by directing a request to the Company’s Investor Relations Department at investorrelations@contango.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Independence and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Proposed Merger. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, filed with the SEC on April 30, 2021 and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 10, 2021. Information regarding Independence’s directors and executive officers and other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the Proposed Merger filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Stockholders, potential investors and other readers should read the Proxy Statement/Prospectus carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on Contango’s current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express our expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These include statements made under the headings “Highlights,” regarding the net production run rate, expected annual decline rate, consolidation strategies, and other anticipated benefits related to the acquisition of the Wind River Basin assets. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to market conditions, industry conditions, the impact of COVID-19 pandemic, the diversion of management time on transaction-related issues with respect to the Proposed

Merger, the effect of future regulatory or legislative actions on the Company, uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of development expenditures, actions by third parties (including investors), and other factors which could affect Contango’s operations or financial results, including those described in Contango’s Annual Report on Form 10-K and other reports on file with the SEC.

Many of these risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We do not give any assurance (1) that we will achieve our expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Merger, the Wind River Basin asset acquisition or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning the Company, the Proposed Merger, the Wind River Basin asset acquisition or other matters and attributable to the Company or any person acting on its respective behalf are expressly qualified in their entirety by the cautionary statements above. We assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.

Contango Oil & Gas Company

E. Joseph Grady, 713-236-7400

Senior Vice President and Chief Financial Officer

Source: Contango Oil & Gas Company